QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 25, 2002
Date of Report (date of earliest event reported)

Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events

        The attached Press Pelease is incorporated by reference herein.

Item 9. Regulation FD Disclosure

Exhibit Number	Description
99.1	Press Release issued October 23, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.
By:	/s/ JASON C. LINDSEY Jason C. Lindsey Chief Financial Officer
Date:	October 25, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued October 23, 2002.

QuickLinks

  Item 5. Other Events
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX